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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   June 13, 2000 (May 30, 2000)


                          HARRAH'S ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     1-10410                  62-1411755
(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File Number)            Identification No.)


 5100 WEST SAHARA AVENUE, SUITE 200
         LAS VEGAS, NEVADA                                        89146
(Address of Principal Executive Offices)                        (Zip Code)



                                 (702) 579-2300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On May 30, 2000, the Registrant announced that its Players International, Inc. subsidiary has called for redemption of all $147.7 million of its 10 7/8 percent Senior Notes due 2005 on June 30, 2000. A copy of the press release is attached hereto as Exhibit 99(1).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         ( c )    Exhibits

                  99(1) Text of press release, dated May 30, 2000, of the Registrant.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HARRAH'S ENTERTAINMENT, INC.


Date:   June 13, 2000                    By:  /s/  Stephen H. Brammell
                                              --------------------------------
                                         Name:    Stephen H. Brammell
                                         Title:   Senior Vice President and
                                                  General Counsel